May 24, 2023
Pioneer Fund
Supplement to the Summary Prospectus dated May 1, 2023
Fund summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US
(lead portfolio manager) (portfolio manager of
the fund since 2015); John A. Carey, Managing
Director and Director of Equity Income, US of
Amundi US (portfolio manager of the fund since
1986); Craig Sterling, Managing Director,
Director of Core Equity and Head of Equity
Research, US of Amundi US (portfolio manager
of the fund since 2019); and James Yu, Senior
Vice President and Portfolio Manager of Amundi
US (portfolio manager of the fund since 2019).
Mr. Carey plans to retire from portfolio
management in May 2024.

33341-00-0523
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC